Exhibit 10.35

EXECUTION COPY

SUBSCRIPTION AGREEMENT AND AMENDMENT OF LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT, dated as of January 31, 2006 (this “Agreement”), among DWA ESCROW LLLP, a Delaware limited liability limited partnership (the “Partnership”), DW LLC, a Delaware limited liability company (“DW LLC”), DW LIPS, L.P., a California limited partnership (“DW Lips”), M&J K B LIMITED PARTNERSHIP, a Delaware limited partnership (“M&J K B”), M&J K DREAM LIMITED PARTNERSHIP, a Delaware limited partnership (“M&J K Dream”), DG-DW, L.P., a Delaware limited partnership (“DG-DW”), DW INVESTMENT II, INC., a Washington corporation (“DWI II”), LEE ENTERTAINMENT, L.L.C., a Delaware limited liability company (“Lee”), DREAMWORKS ANIMATION SKG, INC., a Delaware corporation (“DWA”), DREAMWORKS L.L.C., a Delaware limited liability company (“DreamWorks”) and the other persons party hereto.

WHEREAS the Partnership is a limited liability limited partnership formed under the laws of the State of Delaware on October 27, 2004 and operating under the Limited Liability Limited Partnership Agreement of the Partnership, dated as of October 27, 2004 (the “Partnership Agreement”);

WHEREAS Paramount Pictures Corporation, a Delaware corporation and an affiliate of DW LLC (“Paramount”), is party to the Purchase Agreement, dated as of December 9, 2005 (the “Purchase Agreement”), by and among DreamWorks, Paramount, Viacom Inc., a Delaware corporation and affiliate of DW LLC (“Viacom”), and the holders of membership interests in the Company identified therein (the “Sellers”) pursuant to which certain affiliates of Paramount and Viacom have acquired all of the issued and outstanding Class A, Class B, Class C, Class J, Class S and Class SKG limited liability company interests in DreamWorks;

WHEREAS as acknowledged in the Payoff Letter, dated as of January 31, 2006, between JPMorgan Chase Bank, N.A. and DreamWorks, the Pledge Agreement (as defined in the Partnership Agreement) has terminated and is of no further force or effect;

WHEREAS pursuant to that certain Contribution Agreement, dated as of January 31, 2006, between DreamWorks, DW One Corp., a Delaware corporation (“DW One”) and DW Two Corp., a Delaware corporation (“DW Two”), DW One and DW Two have contributed to DreamWorks, and DreamWorks has accepted from DW One and DW Two, an amount in cash equal to the sums specified in Sections 1.01(b) and 1.01(c) of the Purchase Agreement;

WHEREAS pursuant to Section 1.01(d) of the Purchase Agreement, each of DW Lips, M&J K B, M&J K Dream, DG-DW, DWI II and Lee (together, the “Partners”) desires (i) to cause the Partnership to sell to DW LLC, and DW LLC desires to purchase from the Partnership, newly issued Interests in the Partnership for an amount and having the rights as set forth herein, (ii) to cause DW LLC to be admitted as a partner in the Partnership pursuant to the terms of the Partnership Agreement and (iii) to amend the terms of the Partnership Agreement to effectuate the foregoing;

WHEREAS pursuant to Section 1.01(e) of the Purchase Agreement the Partners desire to cause the Partnership to apply the proceeds of the capital received from DW LLC pursuant to this Agreement to make a distribution to Vivendi Universal Entertainment LLLP (“VUE”) of an amount equal to the minimum amount required to cause a Satisfaction Event in respect of VUE; and

WHEREAS capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Partnership Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Partnership, DW LLC and the Partners hereby agree as follows:

SECTION 1. Purchase and Sale of Interests. (a) Effective upon the Closing (as defined in the Purchase Agreement) (the “Effective Time”), DW LLC hereby purchases from the Partnership, and the Partnership hereby sells to DW LLC, Interests in the Partnership attributable to DW LLC’s contribution of $47,560,840 (the “Subscription Amount”), the receipt of which is hereby acknowledged.

(b) At the Effective Time, without the need for any further action of any Person, (i) DW LLC shall be admitted as a Limited Partner of the Partnership and shall be shown as such in the books and records of the Partnership, (ii) DW LLC’s Initial DreamWorks Capital shall be deemed to be an amount equal to the Subscription Amount and (iii) DW LLC shall become a party to, and be bound by, the Partnership Agreement as a Limited Partner thereof.

SECTION 2. Application of Subscription Amount. (a) Immediately after the Partnership’s receipt of the Subscription Amount, M&J K B and DG-DW (the “General Partners”) shall cause the Partnership to distribute such Subscription Amount to VUE in immediately available funds by wire transfer.

SECTION 3. Amendment of Partnership Agreement. If furtherance of the foregoing, at the Effective Time the Partnership Agreement shall be hereby amended in the following manner:

(a) The following definitions shall be added to Section 1.01 of the Partnership Agreement:

“DW LLC Subscription Agreement” means the Subscription Agreement and Amendment of Limited Liability Limited Partnership Agreement, dated as of January 31, 2006, among the Partnership, DW Lips, M&J K B, M&J K Dream, DG-DW, DWI II and DW LLC”

“DW LLC” means DW LLC, a Delaware limited liability company.

“VUE Departure Time” means the time at which Universal shall have received an amount in cash equal to the “Subscription Amount” as defined in Section 1 of the DW LLC Subscription Agreement.

(b) The following shall be inserted immediately after clause (b) of the definition of “Unreturned DreamWorks Capital” in Section 1.01 of the Partnership Agreement:

and (c) in the case of DW LLC, the value of any shares of Common Stock distributed to DW LLC pursuant to Section 7.02(a) or Section 7.03, in each case valued at the applicable Net Offering Price, and the amount of any distribution to DW LLC pursuant to Section 7.06(d). From and after the VUE Departure Time, “Unreturned DreamWorks Capital” shall mean, with respect to Universal, an amount equal to zero.

(c) The following sentence shall be inserted after the last sentence of Section 3.02 of the Partnership Agreement:

Notwithstanding the foregoing, DW LLC shall be admitted as a Partner and shall be issued Interests pursuant to the DW LLC Subscription Agreement.

(d) All references to “Vivendi Universal Entertainment LLLP” or “Universal” in the Partnership Agreement (other than in the definition of “Unreturned DreamWorks Capital”, in Schedules A, B, C or D, or in Sections 5.01, 6.01(a) and 7.06(d)) shall mean “DW LLC”.

(e) A new Section 5.02 shall be added to the Partnership Agreement stating:

From and after the VUE Departure Time, Universal shall no longer be a Partner and DW LLC shall be a Partner having an Adjusted DreamWorks Participation Percentage equal to 0%.

(f) The following sentence shall be inserted after the first sentence of Section 6.01(a) of the Partnership Agreement:

SECTION 5.02. Admission of DW LLC Notwithstanding the preceding sentence, from and after the VUE Departure Time and without giving effect to Section 3(d) of the DW LLC Subscription Agreement, each share of Common

Stock held by the Partnership that was contributed to the Partnership by Universal shall, for as long as such share is held by the Partnership, be associated with DW LLC

(g) Section 7.06(d) of the Partnership Agreement shall be amended by adding the following sentence at the end thereof :

Notwithstanding the foregoing, the General Partners and DWI II, acting together, shall be entitled to cause the Partnership to distribute an amount in cash equal to the Subscription Amount (as defined in the DW LLC Subscription Agreement) (i) to Universal as contemplated by Section 2(a) of the DW LLC Subscription Agreement and (ii) to DW LLC in lieu of consummating a DW LLC Triggered Offering.

(h) Section 8.02(b) of the Partnership Agreement as it currently appears shall be deleted in its entirety and replaced with the following: INTENTIONALLY DELETED.

(i) The words “in complete liquidation of its Interests” shall be inserted between the words “Universal” and “the” in the second line of Section 7.03 of the Partnership agreement as it currently appears.

(j) Schedule B to the Partnership Agreement shall be amended by adding the following to the table contained therein:

Partner	Initial DreamWorks Capital	50% of Initial DreamWorks Capital
DW LLC	$47,560,840	n/a

(k) Schedule C of the Partnership Agreement shall be amended by adding the following after paragraph 6 as it currently appears:

7. DW LLC

Address for Notices:	Paramount Pictures Corporation
5555 Melrose Avenue
Hollywood, CA 90038
Fax: (323) 862-1375
Attn: General Counsel

with copies to:	Viacom Inc.
1515 Broadway
New York, NY 10036
Fax: (212) 258-6099
Attn: General Counsel

and

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Fax: (212) 848-7179
Attn: Creighton Condon, Esq.

(l) Schedule D to the Partnership Agreement shall be amended by adding the following to the table contained therein:

Partner	Capital Contribution
DW LLC	$47,560,840

(m) The definitions of “Pledge Agreement” and “Pledged Common Stock” in Section 1.01 of the Partnership shall be deleted, and all references in the Partnership Agreement to “Pledge Agreement” and “Pledged Common Stock” shall be deleted. Sections 7.06(b) and 7.06(g) of the Partnership Agreement shall each be deleted in their entirety.

SECTION 4. Amendment of Formation Agreement and Registration Rights Agreement.

(a) The parties hereto agree that, from and after the VUE Departure Time:

(i) all references to “Vivendi Universal Entertainment LLLP” or “Universal” in Article IV of the Formation Agreement and in the Registration Rights Agreement (including, as applicable, references to “Vivendi Universal Entertainment LLLP” or “Universal” contained in defined terms used therein) shall mean “DW LLC”;

(ii) DW LLC shall have the right to exercise such rights as were previously exercisable by VUE prior to the VUE Departure Time under Article IV of the Formation Agreement and under the Registration Rights Agreement; and

(iii) DW LLC shall be bound by all of the provisions of Article IV of the Formation Agreement and of the Registration Rights Agreement.

(b) Each of DW LLC and Paramount hereby agree to be bound by the provisions of Sections 3.06(a), 3.06(b) and 3.06(c) and Article VII of the Formation Agreement as if it were a “Contributing Member” and Viacom agrees to be bound by the provisions of Section 3.06(d) of the Formation Agreement as if it were “General Electric Company”. For the avoidance of doubt, the provisions of Section 3.06 of the Formation Agreement shall apply to any shares of common stock of DWA held by DreamWorks.

(c) DW LLC hereby agrees that if the Partnership has made the payment described in clause (ii) of Section 7.06(d) of the Partnership Agreement (as amended hereby) then:

(i) DW LLC shall have no further rights under Article IV of the Formation Agreement or under the Registration Rights Agreement; and

(ii) Each of DW LLC and Paramount shall no longer be bound by the provisions of Sections 3.06(a), 3.06(b) and 3.06(c) of the Formation Agreement as if it were a “Contributing Member” and Viacom shall no longer be bound by the provisions of Section 3.06(d) of the Formation Agreement as if it were “General Electric Company”.

SECTION 5. Tax Treatment. The parties acknowledge and agree that, as described in Section 8.09 of the Purchase Agreement, the transfers contemplated by this Agreement shall be treated as a purchase of VUE’s interest in the Partnership by DW LLC for all Tax purposes.

SECTION 6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

SECTION 7. Miscellaneous. The parties hereto agree that the provisions of Sections 12.01, 12.02, 12.03, 12.04(b), 12.05, 12.06, 12.07 and 12.10 of the Purchase Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein; provided, with respect to Section 12.05, the references to “this Agreement” shall mean the Partnership Agreement, the Formation Agreement, the Registration Rights Agreement and this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the day and year first above written.

DREAMWORKS ANIMATION SKG, INC.,

by
/s/ KRISTINA M. LESLIE
Name: Kristina M. Leslie Title: Chief Financial Officer

DREAMWORKS L.L.C.,

by
/s/ BRIAN EDWARDS
Name: Brian Edwards Title: General Counsel

DWA ESCROW LLLP,

by
/s/ RICHARD SHERMAN
Name: Richard Sherman Title: Chief Financial Officer

M&J K DREAM LIMITED PARTNERSHIP,

By	M&J K DREAM CORP., General Partner

by
/s/ MICHAEL RUTMAN
Name: Michael Rutman Title: Vice President and Secretary

M&J K B LIMITED PARTNERSHIP,

By	M&J K DREAM CORP., General Partner

by
/s/ MICHAEL RUTMAN
Name: Michael Rutman Title: Vice President and Secretary

DG-DW, L.P.,

By	DG-DW, INC., General Partner

by
/s/ RICHARD SHERMAN
Name: Richard Sherman Title: Chief Financial Officer

DW LIPS, L.P.,

By	DW SUBS, INC., General Partner

by
/s/ MICHAEL RUTMAN
Name: Michael Rutman Title: Treasurer

DW INVESTMENT II, INC.,

by
/s/ W. LANCE CONN
Name: W. Lance Conn Title: Vice President

LEE ENTERTAINMENT, L.L.C.

by
/s/ IN SEOB, OH
Name: In Seob, Oh Title: Authorized Signatory

DW LLC,

by
/s/ MICHAEL D. FRICKLAS
Name: Michael D. Fricklas Title: Executive Vice President

PARAMOUNT PICTURES CORPORATION (solely for the purposes of Sections 3(b) and 3(c) hereof),

by
/s/ MICHAEL D. FRICKLAS
Name: Michael D. Fricklas Title: Executive Vice President

VIACOM INC. (solely for the purposes of Sections 3(b) and 3(c) hereof),

by
/s/ MICHAEL D. FRICKLAS
Name: Michael D. Fricklas Title: Executive Vice President